As filed with the SEC on January 25, 2022
Registration No. 333-261006

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No. 1        / / Post-Effective Amendment No. ___

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Registrant’s Principal Executive Offices)

(Registrant’s Telephone Number, Including Area Code) (414) 765-4255

Jay S. Fitton
U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street. Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of beneficial interest, with no par value, of Convergence Long/Short Equity ETF.

The Registrant will hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Convergence Long/Short Equity Fund
a series of Trust for Professional Managers

January 25, 2022

Dear Valued Shareholder:

As an investor in the Convergence Long/Short Equity Fund (the “Target Fund”), a series of Trust for Professional Managers (“TPM”), we are pleased to inform you of our plan to convert the Target Fund into an exchange-traded fund (“ETF”), which will continue to be managed by Convergence Investment Partners, LLC (“Convergence”), the Target Fund’s investment adviser.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will be converted into an ETF through the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created series of TPM that has the same investment objective and substantially similar investment strategies as the converting Target Fund. The reorganization is expected to take place on or about February 18, 2022 and is intended to be structured as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the Acquiring Fund. Interests of shareholders will not be diluted as a result of the reorganization. Subsequent to the reorganization, the Acquiring Fund’s shares will be listed on the Cboe BZX Exchange, Inc.

We believe the reorganization will result in multiple benefits for investors. The Board of Trustees (the “Board”) of TPM, which oversees both the Target Fund and the Acquiring Fund, has approved the reorganization based on its determination that it is in the best interest of the Target Fund and its shareholders. Expected benefits include:

1)Improved Efficiency: Converting to an ETF structure can provide benefits with respect to the management of capital gains distributions allowing for potentially greater tax efficiency for shareholders.
2)Lower Overall Expenses: The management fee of 0.95% of the average daily net assets of the Acquiring Fund is lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which Convergence will pay all operating expenses of the Acquiring Fund subject to certain exclusions such as dividends and interest on short positions. Currently, the Target Fund pays separate fees to other service providers to cover operational expenses in addition to paying a management fee to Convergence, the investment adviser to both the Target Fund and Acquiring Fund. More details on the fee structure are provided in the enclosed Information Statement/Prospectus.
3)Tax-Free Reorganization: The Reorganization is intended to be structured such that shareholders will not recognize a taxable gain (or loss) on the conversion of mutual fund to ETF shares for U.S. federal income tax purposes. An exception, albeit small, regarding fractional mutual fund shares is explained in later sections of this document.

Shareholders of the converting Target Fund should know the options available to them with respect to the reorganization but should also consider possible tax consequences of options outside of the tax-free reorganization. Those include:

•Maintaining your current positions in the converting Target Fund and receiving ETF shares on the conversion date.
•Redeeming your shares of the converting Target Fund.

The Information Statement/Prospectus provides greater detail on the mechanics of the conversion and what to expect with your investment during and following the conversion. No shareholder vote is required or being requested to complete the conversion. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The Target Fund is currently offered only through financial intermediaries that permit shareholders to hold ETF shares so no additional action will need to be taken prior to the conversion for Target Fund shareholders to receive ETF shares.

We encourage you to carefully review the additional information provided in this document. If you have questions not answered, please contact your financial advisor. You may also contact Convergence Investment Partners, LLC at info@investcip.com.

In closing, we are excited to offer the benefits of this conversion to our funds’ shareholders. We view this event as a reflection of our continued efforts to apply innovative thinking in pursuit of better investment outcomes for our investors. Thank you for your continued trust.

Sincerely,

John P. Buckel                    David J. Abitz

Trust for Professional Managers            Convergence Investment Partners, LLC
President                    President & Chief Investment Officer

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Reorganization including the reasons for the Reorganization. Following this section is a more detailed discussion.

Q.    What is happening to the Convergence Long/Short Equity Fund (the “Target Fund”)? Why am I receiving an Information Statement/Prospectus?

A.    The Target Fund, which is currently operated as a mutual fund, will be converted into an exchange-traded fund (“ETF”) through the reorganization of the Target Fund into the Convergence Long/Short Equity ETF, a newly-created series of Trust for Professional Managers (the “Acquiring Fund”) that has the same investment objective and substantially similar investment strategies as the Target Fund (the “Reorganization”). As an ETF, the Acquiring Fund’s shares will be traded on the Cboe BZX Exchange, Inc. following the Reorganization. The Reorganization will be accomplished in accordance with the Agreement and Plan of Reorganization (the “Plan”).

Under the Plan, all of the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of the Acquiring Fund with an equivalent aggregate NAV of the Target Fund shares you held at the time of the Reorganization. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT – QUESTIONS AND ANSWERS, below, provides important information about actions to take with respect to your account in order to ensure the seamless transition from holding shares of the Target Fund to holding ETF shares of the Acquiring Fund.

The enclosed Information Statement/Prospectus provides greater detail on the mechanics of the Reorganization and what to expect with your investment during and following the Reorganization. No shareholder vote is required or being requested to complete the Reorganization. Shareholders will need brokerage accounts with the ability to transact in ETF shares in connection with the Reorganization. The Target Fund is currently offered only through financial intermediaries that permit shareholders to hold ETF shares so no additional action will need to be taken prior to the conversion for Target Fund shareholders to receive ETF shares.

Q.    Has the Board of Trustees approved the Reorganization?

A.    Yes, the Board of Trustees (the “Board”) of Trust for Professional Managers (“TPM”), a Delaware statutory trust organized under the laws of the state of Delaware, which oversees the Target Fund and the Acquiring Fund, approved the Reorganization. The Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that for the Target Fund, the Reorganization is in the best interests of the Target Fund and its shareholders and that the Target Fund’s shareholders’ interests will not be diluted as a result of the Reorganization. Similarly, the Board believes that the Reorganization is in the best interests of the Acquiring Fund.

Q.    Why is the Reorganization occurring?

A.    Convergence Investment Partners, LLC (“Convergence”), the investment adviser to the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the
i

realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holding transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly. The Acquiring Fund will pursue the same investment objective and investment strategies as the Target Fund but in the ETF structure.

Q.    How will the Reorganization affect me as a shareholder?

A.    If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares. As a result, some shareholders who hold fractional shares of the Target Fund may have such fractional shares redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable for U.S. income tax purposes.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

Q.    Am I Being Asked to Vote on the Reorganization?

A.    No, a vote of the shareholders of the Target Fund is not required to approve the Reorganization. Votes of the shareholders of the Target Fund are not required to approve the Reorganization.

TPM is a Delaware statutory trust and, under applicable Delaware law and TPM’s Amended and Restated Declaration of Trust, no shareholder vote is required in connection with the Reorganization. Further, no shareholder vote is required by Rule 17a-8 under the 1940 Act because (1) there are no material differences between the investment advisory agreement for the Target Fund and the investment advisory agreement for the Acquiring Fund; (2) the Target Fund and the Acquiring Fund have the same Independent Trustees; (3) no policy of the Target Fund that could not be changed without a shareholder vote is materially different from a policy of the Acquiring Fund; and (4) neither the Target Fund nor the Acquiring Fund pay any distribution fees pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act.

Q.    Will the Reorganization affect the way my investments are managed?

A.    No. Convergence is also the investment adviser to the Acquiring Fund and the Acquiring Fund will be managed using the same investment objective and investment strategies currently used by the Target Fund.

Q.    Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.    Yes. The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring

Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses.

Q.    Are there any differences in risks between the Target Fund and the Acquiring Fund?

A.    Yes. While most of the risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to operating as an ETF. A comparison of the Target Fund risks and the Acquiring Fund risks may be found under “Additional Information About the Acquiring Fund and the Target Fund – Description of Principal Risks” in the enclosed Information Statement/Prospectus.

Q.    What are some features of ETFs that differ from mutual funds?

A.    The following are some unique features of ETFs as compared to mutual funds:

Transparency: The Acquiring Fund will be a transparent ETF that operate with full transparency to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the Convergence website at www.investcip.com.

Tax Efficiency: In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

Sales on an Exchange throughout the Day: ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade.

Sales only through a Broker at Market Price: Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Q.    When is the Reorganizations expected to occur?

A.    Convergence is anticipating a Reorganization date on or around February 18, 2022. This date could be delayed because some administrative conditions must be satisfied to implement the Reorganization. The Target Fund will publicly disclose updates on material developments throughout the process.

Q.     Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.    No. Shareholders of the Target Fund will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

Q.    Who will pay the costs in connection with the Reorganization?

A.    Convergence will pay all expenses incurred in connection with the Reorganization.

Q.    Will the Reorganization result in any U.S. federal tax liability to me?

A.    The Reorganization is designed to be treated as a tax-free reorganization for U.S. federal income tax purposes. However, as part of the Reorganization, some shareholders may receive cash compensation for fractional shares of the Target Fund that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

Shareholders should consult their tax advisors about possible state, local, or foreign tax considerations with respect to the Reorganization, if any, because the information about tax consequences in this document relates to certain U.S. federal income tax consequences of the Reorganization only.

Q.    Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A.    Yes. You can purchase Target Fund shares in a brokerage account through a broker until February 15, 2022. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. You can redeem Target Fund shares until the day before the Reorganization occurs. That means your redemption order must be received by February 15, 2022. Any shares not redeemed before the date of the Reorganization, which we expect will be February 18, 2022, will be exchanged for shares of the Acquiring Fund.

Q.    What do I need to do to prepare for the Reorganization?

A.    Each broker that offers shares of the Target Fund will allow shareholders to hold shares of the Acquiring Fund after the Reorganization. While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    Whom do I contact for further information?

A.    You can contact your financial advisor or other financial intermediary for further information. You also may contact Convergence at info@investcip.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

Q.    Will my brokerage account permit me to receive Acquiring Fund shares in connection with the Reorganization?

A.    Yes. The Target Fund is only offered through brokers that will allow shareholders of the Target Fund to receive Acquiring Fund shares in connection with the Reorganization. Please contact your broker or financial advisor if you have any questions about how your Target Fund shares will be treated before or after the Reorganization.

Q.    Will I be able to purchase additional shares of the Acquiring Fund in my brokerage account following the Reorganization?

A.    While each broker that currently offers shares of the Target Fund will permit shareholders to hold Acquiring Fund shares in their account, and most will allow shareholders to acquire additional Acquiring Fund shares following the Reorganization, certain brokers may restrict shareholders from purchasing additional Acquiring Fund shares for a period of time following the Reorganization. Please contact your broker for additional information.

Q.    What if I do not want to hold ETF shares?

A.    If you do not want to receive ETF shares in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is February 17, 2022.

v

INFORMATION STATEMENT/PROSPECTUS

Dated January 25, 2022

Convergence Long/Short Equity Fund

a series of Trust for Professional Managers

This Information Statement/Prospectus is being furnished to shareholders of the Convergence Long/Short Equity Fund (referred to as the “Target Fund”), a series of Trust for Professional Managers (“TPM”), in connection with the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (referred to as “Acquiring Fund”), a newly-created series of TPM. The Target Fund and the Acquiring Fund may each be referred to individually as a “Fund” or together as the “Funds.”

The Board of Trustees (the “Board”) of TPM approved the Agreement and Plan of Reorganization (the “Plan”) under which:

1.the Target Fund, a series of TPM, will transfer all of its assets to the Acquiring Fund, a newly-created series of TPM, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

2.the shares of the Acquiring Fund will be distributed to the shareholders of the Target Fund according to their respective interests in such Target Fund; and

3.the Target Fund will be liquidated and dissolved (the “Reorganization”).

A copy of the Plan is provided in Exhibit A hereto.

The shares of the Acquiring Fund received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund at the closing date of the Reorganization. The Reorganization is expected to be effective on or about February 18, 2022.

The Board, including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), believes that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. Furthermore, the Board, including a majority of the Independent Trustees, believes that the Reorganization is in the best interests of the Acquiring Fund. For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and their shareholders. For some shareholders, there could be a small payment for the redemption of fractional shares of the Target Fund, and that would be taxable for U.S. federal income tax purposes.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Target Fund is a series of TPM, a Delaware statutory trust created under the laws of the state of Delaware, which is registered with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) as an open-end management investment company. The Acquiring Fund is also a series of TPM. The Target Fund and the Acquiring Fund have identical investment objectives and investment restrictions and substantially similar investment strategies. The principal office of TPM is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Target Fund and the Acquiring Fund are managed by Convergence Investment Partners, LLC (“Convergence”), located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410.

Shares of the Acquiring Fund will be listed for trading on Cboe BZX Exchange, Inc.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be February 17, 2022. Redemption orders for Target Fund shares must be placed by February 17, 2022, or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on February 18, 2022. The Acquiring Fund will be open for trading on February 22, 2022.

This Information Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. A statement of additional information, dated January 25, 2022, relating to this Information Statement/Prospectus and the proposed Reorganization, is incorporated herein by reference and legally deemed to be a part of this Information Statement/Prospectus. The statement of additional information is also available upon request and without charge by calling (toll free) 877-677-9414 or writing to the Fund at: Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Additional information is available in the following materials:

•Prospectus dated March 30, 2021, as amended, for the Target Fund (“Target Fund Prospectus”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
•Statement of Additional Information dated March 30, 2021 for the Target Fund (“Target Fund SAI”), which is on file with the SEC (http://sec.gov) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
•The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2020 (the “Target Fund Annual Report”) which is on file with the SEC (http://sec.gov) (File No. 811-10401) (Accession No. 0000898531-21-000034).
•The Target Fund’s unaudited financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the fiscal period ended May 31, 2021 (the “Target Fund Semi-Annual Report”) which is on filed with the SEC (File No. 811-10401) (Accession No. 0000898531-21-000383).

Because the Acquiring Fund has not yet commenced operations, no annual or semi-annual report is available. The Target Fund Prospectus and Target Fund SAI are incorporated herein by reference and are legally deemed to be part of this Information Statement/Prospectus. The Statement of Additional Information to this Information Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Information Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI, Target Fund Annual Report and Target Fund Semi-Annual Report are available at https://www.investcip.com/mutualfundstrategies.html. The Target Fund Prospectus has previously been delivered to Target Fund shareholders.

The prospectuses, statements of additional information, and the most recent annual or semi-annual shareholder report listed above, have been filed with the SEC and are available, free of charge, by (i) calling Convergence (toll free) at 877-677-9414, (ii) accessing the documents at the Fund’s website at https://www.investcip.com/mutualfundstrategies.html, or (iii) writing to the Fund at: Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, these documents may be obtained from the EDGAR database on the Commission’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

This Information Statement/Prospectus dated January 25, 2022, is expected to be mailed to shareholders of the Target Fund on or about January 28, 2022.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER

GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Information Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Information Statement/Prospectus, including the Plan relating to the Reorganization, a form of which is attached to this Information Statement/Prospectus as Exhibit A, the section titled “Additional Information About the Acquiring Fund” which is attached to this Information Statement/Prospectus as Exhibit B. For purposes of this Information Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the reorganization of the Target Fund into the Acquiring Fund, a newly-created series of TPM, that has the same investment objective and substantially similar investment strategies as the Target Fund. As an ETF, the Acquiring Fund’s shares will be traded on Cboe BZX Exchange, Inc. The transaction between the Target Fund and the Acquiring Fund is referred to in this Information Statement/Prospectus as a “Reorganization.” The Reorganization will be accomplished in accordance with the Plan.

How will the Reorganization work?

Under the Plan, all of the assets of the Target Fund will be transferred to the Acquiring Fund, in exchange for shares of the Acquiring Fund with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund shares you held at the time of the Reorganization and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. Shares of the Acquiring Fund will be transferred to each shareholder’s brokerage account. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the closing date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing date of the Reorganization is expected to occur after the close of business on or about February 18, 2022.

Why is the Reorganization happening and did the Board approve the Reorganization?

Convergence Investment Partners, LLC (“Convergence”), the investment adviser to both the Target Fund and the Acquiring Fund, proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits, including with respect to the management of capital gains distributions. In a mutual fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares. In addition, unlike the Target Fund, the Acquiring Fund will operate with full portfolio holdings transparency. The Acquiring Fund’s portfolio holdings will be made public each day and can be found on the Acquiring Fund’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring Fund’s portfolio holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the Acquiring Fund is investing in at all times. By contrast, in a mutual fund, the fund’s portfolio holdings are only required to be disclosed quarterly.

The Acquiring Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but in the ETF structure. Convergence will continue to serve as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Acquiring Fund, which will be lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying operational expenses of the Fund. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses. The Board recognizes that as shareholders of an ETF after the Reorganization, shareholders may bear certain costs with respect to maintaining brokerage accounts and selling Acquiring Fund shares that the shareholders did not experience as mutual fund shareholders. However, the Board believes that the benefits of the ETF structure outweigh these costs.

The Board, including all of the Independent Trustees, after careful consideration, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board made this determination based on various factors that are discussed in this Information Statement/Prospectus, under the discussion of the Reorganization in the section titled “Information About the Reorganization – Reasons for the Reorganization.” Furthermore, the Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Acquiring Fund. The Board has determined that the Reorganization is in the best interests of the Acquiring Fund.

How will the Reorganization affect me?

If the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund offered as an ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned when the Reorganization happened. Shares of the Acquiring Fund will be transferred to your brokerage account. Shares of the Acquiring Fund are not issued in fractional shares, so for some shareholders, fractional shares of the Target Fund may be redeemed at NAV immediately prior to the Reorganization resulting in a small cash payment, which will be taxable.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on Cboe BZX Exchange, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A shareholder may pay brokerage or other charges determined by the shareholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV.

Who will bear the costs associated with the Reorganization?

Convergence will bear all costs incurred in connection with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Godfrey & Kahn, S.C. (“Godfrey & Kahn”), legal counsel to TPM, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund or the Acquiring Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a shareholder in lieu of fractional shares, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state, local or foreign tax consequences. For more information about the tax consequences of the Reorganization, please see the section “Information About the Plan—What are the tax consequences of the Reorganization?”.

How do the Funds’ investment objectives, investment strategies, and investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives. Each Fund’s investment objective is non-fundamental and may be changed by the sole action of the Board, without shareholder approval. Although the Target Fund and the Acquiring Fund describe their principal investment strategies somewhat differently, each Fund employs substantially similar principal investment strategies in seeking to achieve their respective investment objectives.

Investment Objectives and Investment Strategies

The investment objective of the Target Fund and the Acquiring Fund is to seek long-term capital growth. Each of the Target Fund and Acquiring Fund pursue their investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. Each Fund focuses primarily on companies with medium and large market capitalizations, although each Fund may establish long and short positions in companies of any market capitalization.

In making investment decisions for each Fund, Convergence utilizes a proprietary stock ranking process. For each Fund, Convergence systematically measures both current factor exposures for company stocks and the market’s factor preferences and tilts the portfolio towards stocks that are ranked highly from a fundamental perspective. The factors which Convergence employs for each Fund include valuation, growth, momentum and quality. The principal investment strategies for the Acquiring Fund provide additional disclosure on how Convergence evaluates valuation, growth, momentum and quality for the Acquiring Fund. For further information, please see “Exhibit B – Additional Information About the Acquiring Fund – Investment Strategies, Related Risks and Disclosure of Portfolio Holdings.”

Investment Policies and Restrictions

The Target Fund and the Acquiring Fund have adopted identical fundamental investment restrictions, which may not be changed without prior shareholder approval. The Target Fund’s fundamental investment restrictions are listed in the Target Fund’s SAI dated March 30, 2021, which is incorporated by reference into the statement of additional information relating to this Information Statement/Prospectus, and is available upon request. For further information please see “Additional Information About the Acquiring Fund and the Target Fund - How do the fundamental investment policies of the Funds compare?”.

What are the principal risks of an investment in the Funds?

An investment in the Target Fund or the Acquiring Fund involves risks common to most open-end funds. There is no guarantee against losses resulting from investments in the Funds, nor that the Funds will achieve their investment objectives. You may lose money if you invest in the Funds. The risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to operating as an ETF. The Acquiring Fund is subject to the following risks for an ETF:

ETF Risks. The Acquiring Fund is an ETF, and, as a result of an ETF’s structure it is exposed to the following risks:

*Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund (“Shares”) may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

*Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

*Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

*Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Such conditions may also cause the bid/ask spreads for an ETF to widen.

*Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to an increase in the bid/ask spread for the Shares or the Shares trading at a price that is higher or lower than the Fund’s NAV.

For further information about the risks of investments in the Funds, see “Additional Information About the Acquiring Fund and the Target Fund - Comparison of the Funds’ Principal Risks” below.

How will the Reorganization affect my fees and expenses?

The management fee of the Acquiring Fund will be 0.95% of the average daily net assets of the Fund, which is lower than the current management fee of 1.00% of the average daily net assets of the Target Fund. In addition, the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund because the Acquiring Fund will have a unitary fee structure under which the Acquiring Fund will pay a management fee to Convergence and Convergence will be responsible for paying all expenses of the Acquiring Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to Convergence. Currently, the Target Fund pays separate fees to Convergence for investment advisory services and to other service providers for operational expenses. A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “Comparison of Some Important Features of the Funds - What are the fees and expenses of the Funds and what might they be after the Reorganization?”.

What are the distribution arrangements for the Funds?

The principal underwriter to the Target Fund is Quasar Distributors, LLC (“Quasar”), located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, will serve as the principal underwriter to the Acquiring Fund. Quasar and Foreside are both controlled by Foreside Financial Group, LLC.

What are the Funds’ arrangements for purchases, exchanges and redemptions?

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares. You may refer to Exhibit B of this Information Statement/Prospectus, under the section titled “How to Buy & Sell Shares” for the procedures applicable to purchases and sales of the shares of the Acquiring Fund, which are also summarized below. The Target Fund Prospectus provides information under the sections titled “Shareholder Information - How to Purchase Shares” and “Shareholder Information - How to Redeem Shares” with respect to the procedures applicable to purchases and sales of the shares of the Target Fund, which are also summarized below.

Shares of the Target Fund are available for purchase in a brokerage account through a broker. Shares of the Target Fund are not available for purchase directly from U.S. Bancorp Fund Services, LLC, the transfer agent to the Target Fund. Shareholders of the Target Fund may purchase or sell (redeem) shares of the Target Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by contacting their financial intermediary regarding purchase and redemption procedures.

The purchase price of a share of the Target Fund is its NAV per share. The NAV per share of the Target Fund is calculated after the close of the NYSE (normally, 4:00 p.m. Eastern Time) on each day the NYSE is open. Shares of the Target Fund will be priced at the public offering price, which is the NAV of the shares next determined after receipt of the investor’s order. The Target Fund reserves the right to reject any initial or subsequent investment request.

Unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor, Foreside, in large aggregated blocks known as “Creation Units.” The Acquiring Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Acquiring Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares of the Acquiring Fund are listed on the Cboe BZX Exchange, Inc., and individual Shares may only be purchased and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies When buying or selling shares of the Acquiring Fund through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Acquiring Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the

Acquiring Fund has a lot of trading volume and market liquidity and higher if the Acquiring Fund has little trading volume and market liquidity.

Neither the Target Fund nor the Acquiring Fund permits exchanges of shares of the Fund for shares of another fund.

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore, has no performance history predating the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will remain the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after the Target Fund’s liquidation).

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is shown below and will be included in the Acquiring Fund’s Prospectus. The performance information below demonstrates the risks of investing in the Target Fund by showing changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund or Acquired Fund will perform in the future.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 15.83% (for the quarter ended March 31, 2012). The worst performance was -18.08% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2021)
	One Year	Five Years	Ten Years

Return Before Taxes	32.93%	10.35%	12.44%
Return After Taxes on Distributions	26.74%	6.60%	9.82%
Return After Taxes on Distributions and Sale of Fund Shares	21.63%	7.05%	9.45%
Russell 3000® Total Return Index (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	16.30%

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal year ended November 30, 2020 and the anticipated expenses of the Acquiring Fund during its first year of operation. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of December 31, 2021. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund shares from the Reorganization.

	Target Fund	Acquiring Fund	Pro Forma—Acquiring Fund after Reorganization
Shareholder Fees (fees paid directly from your investment):	None	None	None

Annual Fund Operating Expenses for the Target Fund and the Acquiring Fund (expenses deducted from Fund assets)

	Target Fund (Convergence Long/Short Equity Fund)	Acquiring Fund (Convergence Long/Short Equity ETF)	Pro Forma—Acquiring Fund after Reorganization
Management Fee	1.00%	0.95%*	0.95%*
Other Expenses
Dividends and Interest on Short Positions**	0.89%	0.89%	0.89%
Remainder of Other Expenses	0.69%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.58%	1.84%	1.84%
Fees Waived / Expenses Reimbursed	(0.19)%***	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver	2.39%	1.84%	1.84%

* The Acquiring Fund will have a unitary fee structure under which both operating expenses and management fees will be paid.

** “Dividends and Interest on Short Positions” reflect interest expense and dividends paid on borrowed securities. Interest expenses result from a Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Convergence. Any interest expense amount or dividends paid on securities sold short will vary based on a Fund’s use of those investments as an investment strategy best suited to seek the investment objective of the Fund.

*** Pursuant to an operating expense limitation agreement between Convergence and TPM, on behalf of the Target Fund, Convergence has agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Target Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, acquired fund fees and expenses, dividends or interest expenses on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation, (collectively, “Excluded Expenses”)) do not exceed 1.50% of the Target Fund’s average daily net assets, through at least March 30, 2022, and subject thereafter to annual re-approval of the agreement by the Board. To the extent the Target Fund incurs Excluded Expenses, Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement is greater than 1.50%.

Target Fund liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed.

Expense Examples

This Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same (taking into account the Target Fund’s contractual expense limitation agreement in place for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs whether you redeem or hold your shares would be:

	1 Year	3 Years	5 Years	1 0 Years
Target Fund - Convergence Long/Short Equity Fund	$242	$784	$1,353	$2,901
Acquiring Fund - Convergence Long/Short Equity ETF	$187	$579	$995	$2,159
Pro Forma—Acquiring Fund after Reorganization	$187	$579	$995	$2,159

What are the Funds’ dividend payment policies and pricing arrangements?

Each Fund intends to make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. Each Fund will declare and pay income and capital gain distributions in cash.

The way that dividends are received differs between the Target Fund and Acquiring Fund. Shareholders of the Target Fund automatically receive all income dividends and capital gains distributions in additional shares of the Target Fund at NAV, unless a shareholder chooses to either (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. Shareholders of the Acquiring Fund will receive all income dividends and capital gains distributions in cash, unless a shareholder’s broker provides an option for the reinvestment of dividends.

The Target Fund and Acquiring Fund have substantially the same procedures for calculating their share prices. The Funds determine their NAV per share after the close of the NYSE (normally, 4:00 p.m., Eastern Time). The Funds will not be priced on days that the NYSE is closed for trading. The Board has adopted identical policies and procedures for valuing the Funds’ portfolio assets. The Funds’ investments are valued at their current market value or, if market quotations are not readily available, at their fair value as determined in accordance with procedures adopted by the Board.

For more information about the Acquiring Fund pricing procedures, you may refer to “Exhibit B - Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, under the section titled “Determination of Net Asset Value.”

Who manages the Funds?

The Investment Adviser

Convergence Investment Partners, LLC, a Delaware limited liability company located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410 has entered into an advisory agreement with both the Target Fund and the Acquiring Fund. Convergence is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”). On December 16, 2008, the firms’s name was changed to Mariner Quantitative Solutions, LLC. On January 27, 2011, the firm’s name was changed to Convergence Investment Partners, LLC. Since February 2005, Convergence has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Funds. As of October 31, 2021, Convergence had approximately $224 million in assets under management. Convergence is majority-owned by Nile Capital Group, LLC, a Delaware limited liability company.

Subject to the overall supervision of the Board, Convergence manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of an investment advisory agreement between TPM and Convergence (the “Advisory Agreement”). Other than the unitary fee structure, there are no material differences between the Advisory Agreement of the Target Fund and the Acquiring Fund.

The Portfolio Managers
The Target Fund and the Acquiring Fund have the same portfolio managers. Mr. David J. Abitz and Mr. Justin Neuberg are each a portfolio manager of the Funds and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.
David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to Convergence, in 2004. Mr. Abitz has more than two decades of investment experience and is the President and Chief Investment Officer of Convergence. Prior to founding Convergence, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corporation from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund. Mr. Abitz began his career at M&I Investment Management Corporation as a fundamental equity research analyst and an equity trader. Mr. Abitz is a Chartered Financial Analyst with a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison. He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Chartered Financial Analyst (“CFA”) Society of South Florida.

Justin Neuberg, CFA, Portfolio Manager, joined Convergence in 2014. Mr. Neuberg has worked in the financial services industry since 2002 and has an extensive background in investment analytics. Prior to joining the firm, Mr. Neuberg was an analyst and portfolio strategist at Mariner Wealth Advisors from 2009 to 2013, where he was a member of the Mariner Assets Allocation Committee. Mr. Neuberg has a bachelor’s degree in physics from the University of Virginia and a Master of Business Administration degree with a concentration in finance from Georgetown University. Mr. Neuberg is a Chartered Financial Analyst with a professional certificate in finance from the University of California at San Diego. Mr. Neuberg is a member of the CFA Society of South Florida.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

Target Fund Operating Expense Limitation Agreement

Under the terms of an operating expense limitation agreement entered into by TPM, on behalf of the Target Fund, and Convergence, Convergence has contractually agreed to waive its management fees and/or reimburse expenses of the Target Fund to ensure that Total Annual Fund Operating Expenses (excluding any Excluded Expenses) do not exceed 1.50% of the Target Fund’s average daily net assets, through at least March 30, 2022, and subject thereafter to annual re-approval of the agreement by the Board. To the extent the Target Fund incurs Excluded Expenses, Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement is greater than 1.50%. The operating expense limitation agreement may be terminated only by, or with the consent of, the Board.

The liabilities of the Target Fund to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed). Due to the unitary fee structure of the Acquiring Fund, Convergence has not entered into an operating expense limitation agreement with TPM, on behalf of the Acquiring Fund.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganization

Convergence proposed that the Target Fund be reorganized into the Acquiring Fund because the ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions. In a mutual fund, such as the Target Fund, when portfolio securities are sold, either to rebalance holdings or to raise cash for redemptions, the sale can create capital gains that impact all taxable shareholders of the mutual fund. In contrast, the mechanics of the creation and the redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind generally reducing the realization of capital gains by the ETFs for the same processes. As a result, shareholders in an ETF are largely only subject to capital gains on their investment in the ETF after they sell their ETF shares.

The Acquiring Fund will pursue the same investment objective and substantially similar investment strategies as the Target Fund but have the risks and benefits of operating in the ETF structure. Convergence will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the Acquiring Fund will have a lower management fee than the Target Fund. The Acquiring Fund is also expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure.

The Board considered the Reorganization and approved the Plan with respect to the Target Fund. In considering the Plan, the Board requested and received detailed information from Convergence regarding the Reorganization, including: (1) the specific terms of the Plan; (2) the investment objectives, investment strategies, and investment policies of the Target Fund and the Acquiring Fund; (3) comparative data analyzing the fees and expenses of the Funds; (4) the proposed plans for ongoing management, distribution, and operation of the Acquiring Fund; (5) the management, financial position, and business of Convergence and its affiliates; and (6) the impact of the Reorganization on the Target Fund and its shareholders.

With respect to the information listed above, the Board considered that, among other information: (1) the Reorganization was designed to be a tax-free reorganization and the shares of the Acquiring Fund that would be received by the shareholders of the Target Fund in the exchange will be equal in aggregate NAV to the aggregate NAV of their shares of the Target Fund as of the closing date of the Reorganization; (2) the investment objectives and policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are substantially similar; (3) the management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure; (4) the plans for the ongoing management, distribution, and operation of the Acquiring Fund as an ETF will benefit tax conscious shareholders; and (5) Convergence is the adviser of both the Target Fund and Acquiring Fund and the terms of the investment advisory agreements are materially the same other than with respect to the investment advisory fees. The Board also considered that the Reorganization met the conditions under Rule 17a-8 under the 1940 Act to be consummated without the vote of shareholders of the Target Fund or Acquiring Fund.

In approving the Reorganization with respect to the Target Fund, the Board, including all of the Independent Trustees, determined that (i) participation in the Reorganization is in the best interest of the Target Fund’s shareholders, and (ii) the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

In making these determinations, the Board, including all of the Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. These considerations included the following:

•The same investment adviser and portfolio managers that currently manage the Target Fund are expected to manage the Acquiring Fund following the closing of the Reorganization;

•The management fee of the Acquiring Fund is lower than the management fee of the Target Fund, and the Acquiring Fund is expected to experience lower overall expenses as compared to the Target Fund under its unitary fee structure;

•Other than with respect to the management fee, there are no material differences in the contractual terms of the Target Fund’s investment advisory agreement with Convergence as compared to the Acquiring Fund’s investment advisory agreement, and Convergence does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund;

•The investment objectives and investment policies of the Target Fund and the Acquiring Fund are identical and the investment strategies are substantially similar;

•Convergence will bear all costs incurred in connection with the Reorganization;

•The ETF structure of the Acquiring Fund may provide benefits with respect to the management of capital gains distributions;

•All shareholders of the Target Fund hold their shares in a brokerage account that is permitted to hold Acquiring Fund shares;

•A vote of shareholders of the Target Fund is not required under TPM’s governing documents or the 1940 Act;

•Except with respect to any cash payment received in lieu of fractional shares, the Reorganization is intended to be tax-free for U.S. federal income tax purposes for shareholders of the Target Fund;

•The Acquiring Fund does not issue fractional shares so for some shareholders, fractional shares of the Target Fund will be redeemed at NAV immediately prior to the Reorganization and result in a small cash payment, which will be taxable for U.S. federal income tax purposes; and

•Shareholders of the Target Fund may redeem their shares of the Target Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.

Based upon their evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that completing the Reorganization is in the best interests of the shareholders of the Target Fund and that no dilution of value would result to the shareholders of the Target Fund from the Reorganization.

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the form of the Plan, which is attached as Exhibit A to this Information Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be carried out?

The Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. TPM will determine a specific date, called the “closing date,” on which the Reorganization will take place. Under the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund effective on the closing date, which is scheduled to occur after the close of trading on February 18, 2022, but which may occur on an earlier or later date as TPM may determine. In exchange, TPM will issue shares of the Acquiring Fund that have an aggregate NAV equal to the dollar value of the assets delivered to the Acquiring Fund by the Target Fund and the Acquiring Fund will assume all of the liabilities of the Target Fund. TPM will distribute the Acquiring Fund shares it receives to the shareholders of the Target Fund. Each shareholder of the Target Fund will receive a number of Acquiring Fund shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and cash in lieu of fractional shares, if any). As soon as reasonably practicable after the transfer of its assets, the Target Fund will then terminate its existence as a separate series of TPM.

The parties may agree to amend the Plan to the extent permitted by law. If TPM and Convergence agree, the Plan may be terminated or abandoned at any time before the Reorganization. TPM, on behalf of the Target Fund or the Acquiring Fund, may terminate the Plan prior to the Reorganization if there has been a material breach of the Plan, if a condition to closing has not been met or if the Board determines that proceeding with the Plan is not in the best interests of the Target Fund or the Acquiring Fund.

TPM has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or the Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that TPM shall have received a tax opinion as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for U.S. federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders, except to the extent of any cash payments received by a shareholder in lieu of fractional shares. The receipt of a tax opinion is a condition of the Reorganization that cannot be waived.

Although shareholder approval of the Reorganization is not required and Convergence does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund series of TPM.

Who will pay the costs of the Reorganization?

Convergence will bear all costs incurred in connection with the Reorganization. These costs and expenses include professional fees, charges by service providers, costs related to the printing and mailing of the Information Statement/Prospectus, and applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities.

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for U.S. federal income tax purposes. As a condition to the consummation of the Reorganization, Godfrey & Kahn will deliver an opinion (“Tax Opinion”) to TPM to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for U.S. federal income tax purposes:

•The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the reorganization” (within the meaning of Section 368(b) of the Code);

•Neither Fund will recognize any gain or loss as a direct result of the Reorganization;

•The Target Fund shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares, except with respect to cash received in lieu of fractional shares, if any;

•The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization (reduced by the amount of any tax basis allocable to a fractional share for which cash is received, if any). The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization; and

•The Acquiring Fund’s tax basis in the assets transferred by the Target Fund to the Acquiring Fund will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period) immediately after the Reorganization.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on (1) contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. Neither of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it received and the amount of cash it received in lieu of fractional shares (if any).

The tax year of the Target Fund is expected to continue with the Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions would be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for U.S. federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Acquiring Fund. Capital losses of a Fund arising in taxable years beginning after December 22, 2010 may be carried forward by non-corporate taxpayers indefinitely to offset future capital gains.

If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or de minimis assets incident to its organization, there will be no change of ownership of the Target Fund as a result of the Reorganization. Thus, the reorganization of the Target Fund into the Acquiring Fund is not expected to result in any limitation on the use by the Acquiring Fund of the Target Fund’s capital loss carryovers, if any. However, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund, may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each series of TPM. TPM is an open-end, registered management investment company and was organized as a Delaware statutory trust on May 29, 2001. TPM is a Delaware statutory trust (a “DST”) organized under the Delaware Statutory Trust Act (the “Delaware Act”). TPM’s operations are governed by its Amended and Restated Agreement and Declaration of Trust and its By-Laws (the “By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. Because both the Target Fund and the Acquiring Fund are series of TPM, there are no material differences between the rights of shareholders of the Target Fund and shareholders of the Acquiring Fund.

Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund they hold. The Acquiring Fund shares will be credited to the Target Fund shareholder’s brokerage account and the shares of the Target Fund will be cancelled.

What are the capitalizations of the Funds?

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of December 31, 2021, and the unaudited pro forma combined capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization, as described, occurs.

	Convergence Long/Short Equity Fund (Target Fund)	Convergence Long/Short Equity ETF (Acquiring Fund)	Pro Forma Adjustments	Pro Forma – Acquiring Fund after Reorganization (estimated)
Net assets	$25,243,395	$25,243,395	$0	$25,243,395
Total shares outstanding	$1,580,722	$1,580,722	$0	$1,580,722
Net asset value per share	$15.97	$15.97	$0	$15.97
The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the closing date as a result of daily share purchase and redemption activity in the Target Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectus and SAI of the Target Fund, which are on file with the SEC and under “Exhibit B – Additional Information About the Acquiring Fund” in this Information Statement/Prospectus, which are on file with the SEC. The prospectus and SAI of the Target Fund are also incorporated herein by reference. The Target Fund Prospectus has previously been delivered to Target Fund shareholders.
The investment objectives of the Target Fund and the Acquiring Fund are identical. The investment objective of each Fund is to seek long-term capital growth.
The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives.
The Target Fund and the Acquiring Fund pursue their investment objectives by investing, under normal market conditions, at least 80% of their net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Funds focuses primarily on domestic companies with medium and large market capitalizations, although the Funds may establish long and short positions in companies of any market capitalization. The Funds will hold long (purchase) securities that the Convergence believes will outperform the market, and will sell short securities expected to underperform the market.
The Target Fund and the Acquiring Fund intend to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100%. Under normal market conditions, the Fund’s long positions may range from approximately 90% to 150% and its short positions may range from approximately 20% to 70%.
In identifying investments for the Target Fund and the Acquiring Fund, Convergence utilizes a proprietary stock ranking process. This stock ranking process is based on the philosophy that fundamentally sound companies are rewarded while fundamentally inferior companies are punished. Additionally, this process was designed to capture the best attributes of both quantitative and fundamental methods. Unlike traditional fundamental stock picking, quantitative management allows for broader coverage and increased data utilization. Convergence seeks to maximize return while minimizing the risk assumed by the Funds through a stock ranking process that measures what market participants are rewarding or punishing. Convergence systematically measures both current factor exposures for company stocks and the market’s factor preferences and tilts the portfolio towards stocks that are ranked highly from a fundamental perspective. The factors which Convergence employs include valuation, growth, momentum and quality. Convergence’s buy and sell decisions are primarily driven by this investment process. Each Fund targets a monthly rebalance during which all holdings are reviewed using the stock ranking process. As a result of this monthly rebalance, the Funds may have a high portfolio turnover rate.

Comparison of the Funds’ Principal Risks

The principal risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that the Acquiring Fund is subject to certain principal risks unique to operating as an ETF. The principal risks for the Target Fund and Acquiring Fund are identified below, followed by a description of each risk.

The Target Fund and the Acquiring Fund are both subject to the following principal risks: General Market Risk, Short Sales Risk, Management Risk, Recent Market Events Risk, Common Stock Risk, Large-Capitalization Company Risk, Medium-Capitalization Company Risk, Small- and Micro-Capitalization Company Risk, High Portfolio Turnover Rate Risk and Cybersecurity Risk.

Description of Principal Risks

General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Short Sales Risk. The value of a security sold short may increase prior to the scheduled delivery date, and because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

Management Risk. Investment strategies employed by Convergence in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) as a global pandemic which has resulted in public health issues, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Capitalization Company Risk. Medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Small- and Micro-Capitalization Company Risk. Generally, small- and micro-capitalization companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. These smaller-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many registered funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under U.S. federal income tax laws. This could result in a higher U.S. federal income tax liability and may lower an investor’s after-tax return.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Additionally, the Acquiring Fund is subject to the following principal risk that the Target Fund is not subject to: ETF Risk.

ETF Risk. The Acquiring Fund is an ETF and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance equal to other investments could be negatively impacted.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Such conditions may also cause the bid/ask spreads for an ETF to widen.

Trading. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to an increase in the bid/ask spread for the Shares or the Shares trading at a price that is higher or lower than the Fund’s NAV.

How do the fundamental investment policies of the Funds compare?

The fundamental investment policies of the Target Fund and the Acquiring Fund are identical and set forth below. Each Fund’s fundamental policies may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Each Fund may not:

1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;
2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or
7.invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Where can I find more financial and performance information about the Funds?

More information about the Target Fund and the Acquiring Fund is included in: (i) the Target Fund Prospectus; (ii) Target Fund SAI; (iii) Target Fund Annual Report; (iv) the Target Fund Semi-Annual Report; and (v) the Statement of Additional Information dated January 25, 2022, relating to this Information Statement/Prospectus, which is incorporated by reference herein.

You may request free copies of the Target Fund Prospectus and Target Fund SAI (including any supplement thereto), by calling (toll free) at 877-677-9414, by accessing the documents at https://www.investcip.com/mutualfundstrategies.html, or by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. You may request free copies of the Acquiring Fund Prospectus, Statement of Additional Information, and the Statement of Additional Information relating to this

Information Statement/Prospectus, by calling (toll free) at 877-677-9414, or by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Funds also file proxy materials, information statements, reports, and other information with the Commission in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the Commission’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PRINCIPAL SHAREHOLDERS

As of the date of this Information Statement/Prospectus, the Acquiring Fund was not operational and, therefore, had no shareholders. As of December 31, 2021, the officers and Trustees of TPM, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of December 31, 2021, the following shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the Target Fund:

Target Fund - Convergence Long/Short Equity Fund

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94104-1905	57.85%	Record	N/A	N/A
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	23.60%	Record	N/A	N/A
JP Morgan Securities LLC 1 Metrotech Ctr N. Fl 3 Brooklyn, NY 11201-3873	9.91%	Record	N/A	N/A

ADDITIONAL INFORMATION

Fund Administrator, Transfer Agent and Fund Accountant. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the accounting and administration services, dividend disbursing, and transfer agent for the Target Fund and the Acquiring Fund.

Custodian. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian of the Target Fund and the Acquiring Fund’s investments.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Target Fund and the Acquiring Fund.

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address, only one copy of the Information Statement/Prospectus is being delivered to that address, unless the Funds have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Information Statement/Prospectus to a shareholder at a shared address. Please call the transfer agent (toll free) at 877-677-9414 if you would like to receive a separate copy of the Information Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the Financial Highlights, of the Target Fund following the Reorganization. The Financial Highlights information for the Target Fund is presented below as it will be adopted by the Acquiring Fund following the Reorganization.

The financial highlights table below shows the Target Fund’s financial performance information for the fiscal years ended November 30, 2016, 2017, 2018, 2019, and 2020 and for the six-month period ended May 31, 2021. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Target Fund (assuming you reinvested all distributions). Except for the information for the period ended May 31, 2021, this information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Target Fund, whose report, along with the Target Fund’s financial statements, are included in the Target Fund Annual Report, which is available free of charge upon request.

Per Share Data for a Share Outstanding Throughout Each Year

	Six Months Ended May 31,	Year Ended November 30,
	2021 (Unaudited)	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$14.03	$19.76	$19.83	$21.03	$18.47	$18.63

Income from investment operations:
Net investment income (loss)(1)	(0.03)	0.01	0.14	0.01	0.04	0.11
Net realized and unrealized gain on investments	3.41	(1.11)	0.65	1.47	3.32	0.93
Total from investment operations	3.38	(1.10)	0.79	1.48	3.36	1.04

Less distributions paid:
From net investment income	(0.04)	(0.13)	(0.07)	(0.04)	(0.18)	(0.07)
From net realized gains	—	(4.50)	(0.79)	(2.64)	(0.62)	(1.13)
Total distributions paid	(0.04)	(4.63)	(0.86)	(2.68)	(0.80)	(1.20)

Net Asset Value, End of Year	$17.37	$14.03	$19.76	$19.83	$21.03	$18.47

Total Return(2)	24.18%	-7.68%	4.72%	7.69%	18.81%	6.04%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$29,828	$22,537	$67,741	$112,861	$128,565	$125,815
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(3)	2.72%	2.58%	2.18%	2.20%	2.11%	2.21%
After waiver, expense reimbursement(3)	2.16%	2.39%	2.18%	2.20%	2.11%	2.21%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement	(0.89)%	(0.13)%	0.76%	0.03%	0.20%	0.65%
After waiver, expense reimbursement	-0.33%	0.06%	0.76%	0.03%	0.20%	0.65%
Portfolio turnover rate	176.88%	251.72%	239.08%	193.55%	214.61%	260.81%

(1)Per share net investment income was calculated using the daily average shares outstanding method.
(2)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses. The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 2.16% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27%, 1.28% and 1.28%, 1.31% and 1.31% for the periods ended May 31, 2021, November 30, 2020, November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, respectively.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 24th day of January, 2022 by and between Trust for Professional Managers, a Delaware statutory trust ( “TPM”), on behalf of Convergence Long/Short Equity Fund, a separate series of TPM (the “Target Fund”), and TPM, on behalf of Convergence Long/Short Equity ETF, a separate series of TPM (the “Acquiring Fund”). Convergence Investment Partners, LLC, the investment adviser to the Target Fund and the Acquiring Fund (“Convergence”), joins this Agreement solely for purposes of Section 5.01, Section 8.04, Article IX and Section 10.02 hereof.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter a transaction upon the terms and conditions set forth in this Agreement which will consist of: (i) the transfer of the Assets (as defined in Section 1.02) of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement (such transaction, the “Reorganization”);

WHEREAS, the parties intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder;

WHEREAS, the Target Fund and the Acquiring Fund are each separate series of TPM, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the assets and assuming the liabilities of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of Closing (as defined in Section 1.01), a shell series of TPM created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Board of Trustees of TPM (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization.

NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

A-1

Article I. REORGANIZATION

Section 1.01 THE EXCHANGE.
Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the Assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Liabilities, computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 3.01. If brokers or the transfer agent are not capable of holding fractional shares for Target Fund Shareholders (as defined in Section 1.04), the value of such fractional shares will be paid to the Target Fund Shareholders in cash in redemption of such fractional shares. The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for United States federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.

Section 1.02 ASSETS TO BE ACQUIRED.
The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by TPM, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of TPM, on behalf of the Target Fund, under this Agreement (the “Assets”).

Section 1.03 LIABILITIES TO BE ASSUMED.
TPM, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of the Target Fund existing at the Closing Date, whether or not set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02, and whether known or unknown (the “Target Fund Liabilities”). Target Fund Liabilities to be assumed by the Acquiring Fund shall not include any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between TPM, on behalf of the Target Fund, and Convergence (including any potential recoupment by Convergence of any fees or expenses of the Target Fund previously waived or reimbursed).

Section 1.04 LIQUIDATION OF TARGET FUND AND DISTRIBUTION OF ACQUIRING FUND SHARES.
On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of TPM. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For Target Fund Shareholders that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent for the benefit of such Target Fund Shareholders pending delivery of brokerage account information.

Section 1.05 OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

A-2

Section 1.06 TRANSFER TAXES.
Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.07 REPORTING RESPONSIBILITY.
Any reporting responsibility of TPM, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of TPM, on behalf of the Target Fund, up to and including the Closing Date.

Section 1.08 BOOKS AND RECORDS.
Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, transferred to the Acquiring Fund shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.09 ACTION BY TPM.
TPM shall take all actions expressed herein as being the obligations of TPM, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

Article II. VALUATION

Section 2.01 VALUATION OF ASSETS.
The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02 below, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02 VALUATION OF SHARES.
Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares (or cash in lieu of such fractional Acquiring Fund Shares as permitted under the circumstances set forth in Section 1.01), of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03 DETERMINATION OF VALUE.
All computations of net asset value and the value of securities transferred under this Article II shall be made by U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, TPM’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III. CLOSING AND CLOSING DATE

Section 3.01 CLOSING DATE.
Subject to the terms and conditions set forth herein, the Closing shall occur on February 18, 2022, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the closing of regular trading on the New York Stock Exchange on the Closing Date.

Section 3.02 CUSTODIAN’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer

A-3

stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by TPM, on behalf of the Target Fund, shall be transferred and delivered by TPM, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

Section 3.03 EFFECT OF SUSPENSION IN TRADING.
In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04 TRANSFER AGENT’S CERTIFICATE.
TPM, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by the Target Fund Shareholder immediately prior to the Closing. TPM, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

Section 3.05 DELIVERY OF ADDITIONAL ITEMS.
At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06 FAILURE TO DELIVER ASSETS.
If TPM, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, TPM, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

Article IV. REPRESENTATIONS AND WARRANTIES

Section 4.01 REPRESENTATIONS OF TPM ON BEHALF OF THE TARGET FUND.
TPM, on behalf of the Target Fund, represents and warrants to TPM, on behalf of the Acquiring Fund, as follows:

A-4

(a)
TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Target Fund. The Target Fund is a legally designated, separate series of TPM. TPM, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)
TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)
The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus (as defined in Section 5.07) contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by TPM, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.01(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by TPM, on behalf of the Acquiring Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by TPM, with respect to the Target Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)
TPM’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

A-5

(e)
The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of TPM’s Amended and Restated Declaration of Trust (“Declaration of Trust”) or Amended and Restated Bylaws (“Bylaws”), or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Target Fund, or by which TPM, on behalf of the Target Fund, is bound.

(f)
TPM, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as the Target Fund Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)
No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)
The audited financial statements of the Target Fund for the fiscal year ended November 30, 2021, which have been audited by Cohen & Company, Ltd., have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)
There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended November 30, 2021, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of Fund assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

A-6

(j)
There is not: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Target Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)
As of the date hereof and at the Closing Date, all federal and other tax returns and reports (including dividend reporting and other tax-related reports) of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of TPM, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)
TPM is authorized to issue an unlimited number of Target Fund shares of beneficial interest, each with a par value of $0.001 per share. All issued and outstanding Target Fund shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund shares will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and have no outstanding securities convertible into any of the Target Fund shares.

(m)
At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)
(i) TPM, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)
The information to be furnished by TPM, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

A-7

(p)
For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has been, and will continue to be, a separate series of TPM treated as a separate corporation from each other series of TPM under Section 851(g) of the Code. The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations (in the case of the taxable year that includes the Closing Date for that portion of such taxable year ending with the Closing Date); has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date. For each taxable year since the Target Fund’s commencement of operations (in the case of the taxable year that includes the Closing Date, for that portion of such taxable year ending with the Closing Date), the Target Fund has not been (and will not be), liable for any material income or excise tax under Section 852 or 4982 of the Code. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(q)
No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by TPM, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)
Prior to the valuation of the Assets as of the Valuation Time, the Target Fund may declare a dividend and if so, shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)
The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by each Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02 REPRESENTATIONS OF TPM, ON BEHALF OF THE ACQUIRING FUND.
TPM, on behalf of the Acquiring Fund, represents and warrants to TPM, on behalf of the Target Fund, as follows:

A-8

(a)
TPM is a Delaware statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. TPM is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on TPM or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of TPM. TPM, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)
TPM is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. TPM is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, the Acquiring Fund will be a shell series of TPM, without assets (except the amount paid for the Initial Shares (as defined in Section 4.02(i) below) if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Target Fund Liabilities, if any, and continuing the Target Fund’s business.

(c)
The Registration Statement (as defined in Section 5.07) with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement, as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund based on information provided in writing by TPM, on behalf of the Acquiring Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by TPM, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by TPM, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by TPM in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)
TPM’s prospectus and statement of additional information relating to the Acquiring Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

A-9

(e)
The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by TPM, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of TPM’s Declaration of Trust or the Bylaws, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by TPM, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which TPM is a party, on behalf of the Acquiring Fund, or by which TPM, on behalf of the Acquiring Fund, is bound.

(f)
No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to TPM’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of TPM, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. TPM knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)
There has not been: (i) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (ii) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (iii) any amendment of TPM’s Declaration of Trust or Bylaws in a manner materially affecting the Acquiring Fund; and (iv) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h)
The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Closing as a RIC on Form 1120-RIC; until that time, the Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, the Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that the Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Closing Date, the Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year.

A-10

(i)
TPM is authorized to issue an unlimited number of Acquiring Fund shares of beneficial interest, each with a par value of $0.001 per share. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment management agreement, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j)
At the Closing Date, the Acquiring Fund will have no assets and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Closing Date. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The Acquiring Fund is, and will be at the time of Closing, a new series of TPM created within the last twelve (12) months, without assets or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Entity prior to its commencement of operations. At the Closing Date, the Acquiring Fund will have good and marketable title to the Assets acquired from the Target Fund, and full right, power and authority to sell, assign, transfer and deliver such Assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(k)
(i) TPM, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of TPM, on behalf of the Acquiring Fund; and (iii) this Agreement constitutes a valid and binding obligation of TPM, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by TPM, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)
The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

A-11

(m)
The information to be furnished by TPM, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)
No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws and the Hart-Scott Rodino Act, which shall have been obtained on or prior to the Closing Date. No consent of or notice to any third party or entity is required for the consummation by TPM, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

Article V. COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

Section 5.01 OPERATION IN ORDINARY COURSE.
Subject to Sections 7.02 and 7.05, TPM, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, Convergence may limit Fund transaction activity on behalf of the Target Fund for a period of up to five (5) days prior to the Closing Date.

Section 5.02 STATEMENT OF ASSETS AND LIABILITIES.
At least five (5) business days prior to the Closing Date, TPM, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. TPM, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of TPM, on behalf of the Target Fund.

Section 5.03 ACCESS TO BOOKS AND RECORDS.
Upon reasonable notice, TPM, on behalf of the Target Fund, shall make available to TPM’s officers and agents all books and records of the Target Fund and TPM, on behalf of the Acquiring Fund, shall make available to TPM’s officers and agents all books and records of TPM relating to the Acquiring Fund.

Section 5.04 ADDITIONAL INFORMATION.
The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

Section 5.05 CONTRACT TERMINATION.
TPM, on behalf of the Target Fund, will terminate all agreements to which TPM, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Liabilities.

Section 5.06 FURTHER ACTION.
Subject to the provisions of this Agreement, TPM, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, TPM, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in

A-12

and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07 PREPARATION OF REGISTRATION STATEMENT.
TPM, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement on Form N-14 (the “Registration Statement”) relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include an Information Statement/Prospectus relating to the transactions contemplated by this Agreement (the “Information Statement/Prospectus”). At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08 TAX STATUS OF REORGANIZATION.
The intention of the parties is that the transactions contemplated by this Agreement will qualify as a reorganization of the Target Fund into the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor TPM, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, TPM, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C., U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Godfrey & Kahn, S.C.).

Section 5.09 REASONABLE BEST EFFORTS.
TPM, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10 AUTHORIZATIONS.
TPM, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11 STATEMENT OF EARNINGS AND PROFITS.
As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

Section 5.12 INFORMATION STATEMENT.
TPM, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

Article VI. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of TPM, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Acquiring Fund, of all the obligations to be performed by the

A-13

Acquiring Fund (or TPM, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01 All representations, covenants and warranties of TPM, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02 The Board has approved this Agreement with respect to the Target Fund.

Section 6.03 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TPM, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TPM, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or TPM, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01 All representations, covenants and warranties of TPM, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund may have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Section 7.03 The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Section 7.05 TPM, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Liabilities.

Article VIII. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to TPM, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

A-14

Section 8.01    The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02    All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

Section 8.03    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of TPM with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

Section 8.04    As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund, Convergence, or TPM or any of the trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05    TPM, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Godfrey & Kahn, S.C., tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transactions contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes:

a.the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

b.no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

c.no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

d.no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

e.the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

f.the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) will include the period during which the Target Fund shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund shares were held as a capital asset on the Closing Date;

g.the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof; and

A-15

h.the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the Reorganization

No opinion will be expressed as to whether any gain or loss will be recognized (1) on assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of a taxable year (or a termination thereof), or (5) upon termination of a position. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request of TPM, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05

Article IX. EXPENSES

Section 9.01 Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by Convergence, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to: (a) costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) expenses associated with the preparation and filing of the Acquiring Fund’s registration statement on Form N-1A under the 1933 Act; (d) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (e) postage; (f) printing; (g) accounting and auditing fees; and (h) legal fees including obtaining required opinions of counsel.

Section 9.02 Convergence agrees that all such fees and expenses so borne and paid, shall be paid directly by Convergence to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X. TERMINATION; AMENDMENT

Section 10.01 This Agreement may be terminated by the mutual agreement of TPM, on behalf of each of the Acquiring Fund and the Target Fund. In addition, TPM, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

a.a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b.a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met; or

c.a determination by the Board that proceeding with this Agreement is not in the best interests of the Acquiring Fund or the Target Fund.

A-16

Section 10.02 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, TPM, or any trustee or officer of TPM. In such event, Convergence shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section IX. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and Convergence shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.

Section 10.03 AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of TPM, on behalf of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

Article XI. LIMITATIONS OF LIABILITY; MISCELLANEOUS

Section 11.01 LIABILITY. The names “Trust for Professional Managers” and the “Board” refer respectively to TPM and the Trustees of the Board, as trustees but not individually or personally, acting from time to time under the Declaration of Trust which is hereby referred to and a copy of which is on file at the principal office of TPM. The obligations of TPM entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of TPM personally, but bind only TPM property, and all persons dealing with any class of shares of TPM must look solely to TPM property belonging to such class for the enforcement of any claims against TPM; provided, however, this provision shall not be construed to protect any Trustee or officer of TPM from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.

Section 11.02 HEADINGS.
The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03 COUNTERPARTS & SIGNATURES.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

Section 11.04 GOVERNING LAW.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05 SUCCESSORS & ASSIGNS.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06 VALIDITY.
Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07 FURTHER ASSURANCES.
The parties agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

A-17

Section 11.08 TPM, on behalf of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Article XII. NOTICES

All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to TPM (on behalf of either the Target Fund or the Acquiring Fund):
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
Attention: Jay S. Fitton
Telephone: (513) 629-8104
Email: jay.fitton@usbank.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
Attention: Christopher M. Cahlamer
Telephone: (414) 287-9338
Email: ccahlamer@gklaw.com

If to Convergence:

Convergence Investment Partners, LLC
3801 PGA Boulevard, Suite 1001
Palm Beach Gardens, Florida 33410
Attention: David J. Abitz
Telephone: (561) 494-8001
Email: David.Abitz@investcip.com

[Signature page follows.]

A-18

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Trust for Professional Managers, on behalf of: Trust for Professional Managers, on behalf of:
Convergence Long/Short Equity Fund (the Convergence Long/Short Equity ETF (the
Target Fund) Acquiring Fund)

By: /s/ John P. Buckel                 By: /s/ John P. Buckel
Name: John P. Buckel Name: John P. Buckel
Title: President and Principal Executive Officer         Title: President and Principal Executive Officer

Convergence Investment Partners, LLC, solely
with respect to Section 5.01, Section 8.04,
Article IX and Section 10.02 hereof

By: /s/ David J. Abitz

Name: David J. Abitz
Title: President and Chief Investment Officer

A-19

Exhibit B

Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit B refer to the Acquiring Fund.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective. The investment objective of the Fund is to seek long-term capital growth.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. The Fund will hold long (purchase) securities that Convergence believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the Fund’s total assets. Under normal market conditions, the Fund’s long positions may range from approximately 90% to 150% of the Fund’s total assets and its short positions may range from approximately 20% to 70% of the Fund’s total assets. With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where Convergence believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

Investment Selection Process
In making investment decisions for the Fund, the Adviser utilizes a proprietary stock ranking process. This stock ranking process is based on the philosophy that fundamentally sound companies are rewarded while fundamentally inferior companies are punished. Additionally, this process was designed to capture the best attributes of both quantitative and fundamental methods. Unlike traditional fundamental stock picking, quantitative management allows for broader coverage and increased data utilization. The Adviser seeks to maximize return while minimizing the risk assumed by the Fund through a stock ranking process that measures what market participants are rewarding or punishing. The Adviser systematically measures both current factor exposures for company stocks and the market’s factor preferences and tilts the Fund’s investment portfolio towards stocks that are ranked highly by the Adviser from a fundamental perspective. The factors the Adviser evaluates as part of its stock ranking process include, but are not limited to, valuation, growth, momentum, and quality.

•Valuation factors help to identify stocks that appear inexpensive relative to other companies based on fundamental measures. The Adviser evaluates valuation factors such as price-to-value ratios, earnings, enterprise value, cash flow, revenues, and yield.
•Growth factors seek to identify stocks that exhibit signs of higher-than-average growth metrics. The Adviser evaluates growth factors such as the growth rates in company earnings, revenue, and cash flow, in addition to assessing the rate of change of these growth rates.
•Momentum factors quantify trends in both price and fundamentals. The Adviser evaluates momentum factors such as the strength and duration of stock price movements, as well as fundamental trends in a company’s cash flow, earnings, and sales.
•Quality factors differentiate companies based on a variety of corporate health and stability measures. The Adviser evaluates quality factors such as the stability of a company’s earnings and cash flow, the strength of the balance sheet, and profit margins.

The Adviser aggregates similar measures into factors and each measure is equally weighted. The Adviser’s buy and sell decisions are primarily driven by this investment process. Applying these indicators, the Adviser takes long or short positions in stocks that it believes are favorably ranked. The Fund targets a monthly rebalance during which all holdings are reviewed using the stock ranking process.

General Investment Policies of the Fund
Change in Investment Objective and Strategies. The Fund’s investment objective and principal investment strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. The Fund will not make any changes in its investment policy of investing at least 80% of net assets (plus borrowings for investment purposes) in long and short positions in equity securities of domestic companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.

Non-Principal Investment Strategies; Securities Lending. The Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Non-Principal Investment Strategies; Investments in Foreign Securities. The Fund may invest in foreign companies, typically through the sale and purchase of American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. ADRs are denominated in U.S. dollars.

Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, Convergence may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of mutual funds or ETFs, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, unless stated otherwise, regardless of the order in which it appears. The principal risks of investing in the Fund are:

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

•Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. Common stock, or common stock equivalents, of any given issuer, are generally exposed to greater risk than preferred stocks and debt obligations of the issuer because common stock, or equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stock, bonds and other creditors of such issuers.

•ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

▪Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

▪Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize a capital gain that it might not have realized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. To the extent that the transaction fees charged for redemptions of creation units is insufficient to cover the Fund’s transaction costs of selling portfolio securities, the Fund’s performance could be negatively impacted.

▪Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

▪Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for Shares than the Fund’s NAV. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Such conditions may also cause the bid/ask spread for an ETF to widen.

▪Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This could lead to an increase in the bid/ask spread for the Shares or the Shares trading at a price that is higher or lower than the Fund’s NAV.

•Foreign Securities Risk. As a non-principal strategy, the Fund may invest in foreign securities, typically through the purchase and sale of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security. Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Income earned on foreign securities may be subject to foreign withholding taxes. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in a foreign currency. As a result, changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

•General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund. Political and diplomatic events within the U.S. may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. Additionally, geopolitical conflicts, continue to be ongoing risks to future growth. Markets may react strongly to changes in these policies, which could increase volatility.

•High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. These potentially higher taxes and increased brokerage commission costs may reduce a shareholder’s after-tax return on an investment in the Fund.

•Large-Capitalization Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The ability of the Fund to meet its investment objective is directly related to Convergence’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of Convergence’s research, analysis and asset allocation among portfolio securities. If Convergence’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

•Medium-Capitalization Company Risk. The medium-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

•Recent Market Events Risk. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors rising inflation and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. While several countries, including the U.S. have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

•Securities Lending Risk. The Fund may lend securities from its portfolio as a non-principal strategy. Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

•Short Sales Risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means or if the borrowed securities appreciated in value from the date that the Fund first borrowed them. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

•Small- and Micro-Capitalization Company Risk. Generally, small- and micro-capitalization companies have more potential for rapid growth. They also often involve greater risk than larger companies, and these risks are passed on to the Fund. These smaller-capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small-cap company’s stock, it may have to sell at a lower price than Convergence might prefer, or it may have to sell in smaller than desired quantities over a period of time. Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Portfolio Holdings Information
Information about the Fund’s daily portfolio holdings is available at www.investcip.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Convergence
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Convergence Investment Partners, LLC, a Delaware limited liability company located at 3801 PGA Boulevard, Suite 1001, Palm Beach Gardens, Florida 33410. For the services it provides the Fund, the Fund pays Convergence a unified management fee at an annual rate of 0.95% of the Fund’s average daily net assets. Under the Advisory Agreement, Convergence manages the Fund’s investments subject to the supervision of the Board of Trustees. Prior to the Reorganization, Convergence entered into an advisory agreement with the Trust, on behalf of the Predecessor Fund, pursuant to which the Predecessor Fund paid Convergence 1.00% of the Fund’s average daily net assets. The management fee paid by the Predecessor Fund was not a unified management fee. For the fiscal year ended November 30, 2020, Convergence received management fees of 0.81% (net of fee waivers) of the Predecessor Fund’s average daily net assets. Under the Advisory Agreement, Convergence has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to Convergence.

Convergence is a registered investment adviser founded in November 2004 as QIS Advisors, LLC (“QIS Advisors”). On December 16, 2008, the name of Convergence was changed to Mariner Quantitative Solutions, LLC. On January 27, 2011, the name of Convergence was changed to Convergence Investment Partners, LLC. Since February 2005, Convergence has managed separate accounts and other pooled investment vehicles using a long/short investment strategy similar to the strategy implemented with the Fund. As of October 31, 2021, Convergence had approximately $224 million in assets under management. Convergence is majority-owned by Nile Capital Group, LLC, a Delaware limited liability company.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be included in the Fund’s next annual or semi-annual report to shareholders.

The Fund, as a series of TPM, does not hold itself out as related to any other series of TPM for purposes of investment and investor services, nor does it share the same investment adviser with any other series of TPM.

Portfolio Managers
Mr. David J. Abitz and Mr. Justin Neuberg are each a portfolio manager of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s investment portfolio.

David J. Abitz, CFA, founded QIS Advisors, the predecessor firm to Convergence, in 2004. Mr. Abitz has more than two decades of investment experience and is the President and Chief Investment Officer of Convergence. Prior to founding Convergence, Mr. Abitz was Chief Investment Officer of the Custom Quantitative Solutions Group at M&I Investment Management Corporation from 2000 to 2004, where he managed the Marshall Equity Income Fund, Tax Efficient Portfolios, M&I High Dividend Income Portfolios and the M&I Long/Short Fund. Mr. Abitz began his career at M&I Investment Management Corporation as a fundamental equity research analyst and an equity trader. Mr. Abitz is a Chartered Financial Analyst with a BBA in Finance from the University of Wisconsin – Oshkosh and an MBA from the University of Wisconsin – Madison. He is a member of the Society of Quantitative Analysts, the Chicago Quantitative Alliance group, and the Chartered Financial Analyst (“CFA”) Society of South Florida.

Justin Neuberg, CFA, Portfolio Manager, joined Convergence in 2014. Mr. Neuberg has worked in the financial services industry since 2002 and has an extensive background in investment analytics. Prior to joining the firm, Mr. Neuberg was an analyst and portfolio strategist at Mariner Wealth Advisors from 2009 to 2013, where he was a member of the Mariner Assets Allocation Committee. Mr. Neuberg has a bachelor’s degree in physics from the University of Virginia and a Master of Business Administration degree with a concentration in finance from Georgetown University. Mr. Neuberg is a Chartered

Financial Analyst with a professional certificate in finance from the University of California at San Diego. Mr. Neuberg is a member of the CFA Society of South Florida.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Shareholder Information

How to Buy & Sell Shares
The Fund issues and redeems shares of the Fund (“Shares”) at net asset value (“NAV”) only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell individual Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Fund varies over time based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity.

Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

Book Entry
Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to adopt a written policy restricting frequent trading in the Fund, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value
The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the Fund’s NAV, portfolio securities are valued using current market values or official closing prices, if available. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Board (as described below). The Fund’s NAV is calculated at the close of regular trading of the NYSE (which is generally 4:00 p.m., Eastern time). The Fund’s NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Fund will calculate it’s NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing a security, the Fund will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends, Distributions, and Taxes

Dividends and Distributions
The Fund intends to make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to federal income tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units ( AP’s only).

Taxes on Purchases and Redemptions of Creation Units
An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to realize investment income and/or capital gains or losses that it might not have realized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxes on Distributions
For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. A portion of dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported to shareholders. by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategies may prevent the Fund’s income from being eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends-received deduction for corporate shareholders. Since the Fund invests in fixed-income securities, it is not expected that the dividends received from the Fund will be eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends-received deduction for corporate shareholders.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares) but exempt-interest dividends are not taken into account. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When Shares Are Sold on the Exchange
Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares and disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such Shares. The ability to deduct capital losses may be limited.

Tax Considerations
The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Tax Matters” in the SAI.

Premium/Discount Information
The Fund is new and therefore does not have any information regarding how often Shares are traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, a Fund shareholder may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

STATEMENT OF ADDITIONAL INFORMATION
Dated January 25, 2022
Trust for Professional Managers (“TPM”)

Acquisition of All of the Assets and Liabilities of

Convergence Long/Short Equity Fund
(a series of TPM):

By and in exchange for shares of

Convergence Long/Short Equity ETF
(a series of TPM)

This Statement of Additional Information (“SAI”) is being furnished to shareholders of the Convergence Long/Short Equity Fund (the “Target Fund”), a series of TPM, in connection with the reorganization of the Target Fund into the Convergence Long/Short Equity ETF (the “Acquiring Fund”), a newly-created series of TPM as described in the Information Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission (http://sec.gov) and is incorporated by reference herein (is legally considered to be part of this SAI):

1.The Statement of Additional Information for the Target Fund, dated March 30, 2021 (“Target Fund SAI”) (File Nos. 333-62298 and 811-10401) (Accession No. 0000894189-21-001746);
2.The Target Fund’s audited financial statements and related report of the independent registered public accounting firm included in the Targeted Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2020 (the “Target Fund Annual Report”) (File No. 811-10401) (Accession No. 0000898531-21-000034); and
3.The Target Fund’s unaudited financial statements included in the Target Fund’s Semiannual Report to Shareholders for the period ended May 31, 2021 (the “Target Fund Semiannual Report”) (File No. 811-10401) (Accession No. 0000898531-21-000383).

Because the Acquiring Fund was newly-created for the purposes of this Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-created shell series of TPM with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization, and the Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Target Fund. The Target Fund Annual Report has previously been transmitted to Target Fund shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Information Statement/Prospectus, dated January 25, 2022, relating to the Reorganization. The Information Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to Convergence c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by accessing the documents at the Target Fund’s website at https://www.investcip.com/mutualfundstrategies.html or by calling (toll free) 877-677-9414.

TABLE OF CONTENTS

Supplemental Financial Information	1
Exhibit A - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	A-1

Supplemental Financial Information
Tables showing the fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “What are the fees and expenses of the Funds and what might they be after the Reorganization?” section in the Information Statement/Prospectus. The Reorganization will not result in a material change the Target Fund’s investment portfolio due to the investment objectives and restrictions of the Target Fund being identical to the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

1

Exhibit A
Additional Information About the Acquiring Fund

Below is information regarding the Acquiring Fund. All references to a “Fund” in this Exhibit A refer to the Acquiring Fund. All references to the “Trust” in this Exhibit A refer to TPM.
The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series formed by the Trust. The Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time. Effective June 18, 2019, the Predecessor Fund’s name changed from Convergence Core Plus Fund to Convergence Long/Short Equity Fund.
The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.
The Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.
Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the shareholders of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.
Convergence Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Fund.

Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is to seek long-term capital growth. The Fund’s investment objective and principal investment strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders. However, the Fund will not make any changes in its investment policy of investing at least 80% of net assets (plus borrowings for investment purposes) in long and short positions in equity securities of domestic companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.
Diversification Status
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to at least 75% of its total assets, may not invest more than 5% of its assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in the securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.
Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.
Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s limitation as to the borrowing or purchase, as the case may be, of illiquid securities or the Fund’s borrowing of money.
General Market Risks
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Fund may be increased. Continuing market problems may have adverse effects on the Fund.
Equity Securities
An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities may be viewed as having more risk than its senior debt securities, but less risk than its common stock.
The Fund invests in medium and large market capitalization companies as a principal investment strategy. The risks of investing in companies in general include business failure and reliance on erroneous reports. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, they do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The Fund may also invest in the securities of micro-size companies, which are subject to substantially the same risks as those of the securities of small-size companies.
Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-size companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits and the issuer’s management capability and practices.
Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Exchange-Traded Funds
The Fund may invest in shares of other exchange-traded funds (“ETFs”). ETFs are investment companies that trade like stocks. (See also “Investment Companies.”) Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in its being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund or where access to a local market is restricted or not cost-effective. The Fund may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies such as the Fund to invest in those ETFs beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions, or in reliance on exemptive rules from Section 12(d)(1) of the 1940 Act. The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule. Ordinarily, the 1940 Act limits the Fund’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets. In reliance on such exemptive orders or rules, the Fund may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively. For additional information, see “Investment Companies” below.
The Fund may invest its net assets in ETFs that invest in securities similar to those in which the Fund may invest directly, and count such holdings towards various guideline tests.
The Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Adviser believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and this SAI.
In connection with its investment in ETF shares, the Fund incurs various costs. The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may generate a brokerage commission that may result in costs. In addition, the Fund will be subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of the ETF and therefore its shares.
There is a risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause service providers to the ETF, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund may principally invest are granted licenses to use the relevant indices as a basis for determining their compositions and otherwise to use certain trade names, the ETFs may terminate if the license agreements are terminated. In addition, an ETF may terminate if its NAV falls below a certain amount.
Foreign Investments and Currencies
As a non-principal investment strategy, the Fund may invest in foreign companies, typically through the sale and purchase of American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. ADRs are denominated in U.S. dollars.
American Depositary Receipts. The Fund may make foreign investments through the purchase and sale of sponsored or unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The Fund may purchase ADRs regardless of whether they are “sponsored” or “unsponsored.” “Sponsored” ADRs are issued jointly by the issuer of the underlying security and a depository, whereas “unsponsored” ADRs are issued without participation of the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. As a result, a purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR. ADRs may result in a withholding tax by the foreign country of source which will have the effect of reducing the income distributable to shareholders. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of common stock will be treated as common stock.
Risks of Investing in Foreign Securities. Investments in foreign securities, including ADRs, involve certain inherent risks that could unfavorably affect a shareholder’s account, including the following:
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
The United Kingdom (UK) withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandates and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
Market Characteristics. The Adviser expects that many foreign securities in which the Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.
Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.
Emerging Markets. Some of the companies in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
Short Sales
As a principal investment strategy, the Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Short sales may, however, protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities would be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.
The Fund also must segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.
U.S. Government Obligations
As a non-principal investment strategy, the Fund may invest in U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.
Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. See “Agency Obligations,” below. As a result, there is a risk that these entities will default on a financial obligation.
In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
As a non-principal investment strategy, the Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” the Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” the Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac” and the Student Loan Marketing Association (“SLMA”). Some obligations issued or guaranteed by U.S. government agencies, including Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury. Others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.
Fixed-Income Securities
As a non-principal investment strategy, the Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.
The Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips. Investment grade corporate bonds are those rated as “investment grade” by a nationally recognized statistical rating organization. The Fund may also invest in unrated securities.
Junk Bonds. Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.
Corporate Debt Securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Zero-Coupon Securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income regardless of whether the Fund receives cash payments, and therefore the Fund may be required to make required distributions to shareholders before it receives any cash payments on its investment. As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Unrated Debt Securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
Securities of Other Investment Companies
As a non-principal investment strategy, the Fund may invest its assets in shares of other investment companies, including money market funds, or other exchange traded funds (“ETFs”). The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides that the Fund relying on Section 12(d)(1)(F) may offer or sell any securities it issues through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1½% if any sales charges and service fees charged do not exceed the limits set forth in FINRA Rule 2830.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when such Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with their own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.
The Fund may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).
Real Estate Investment Trusts
As a non-principal investment strategy, the Fund may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property and earn rental income from leasing those properties. They also may realize gains or losses from the sale of properties. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.
A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes at least 90% of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.
The Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Under certain circumstances, a REIT may fail to qualify for pass-through treatment for tax purposes, which would subject the REIT to federal income taxes at the REIT level and adversely affect the value of the Fund’s investment in such REIT.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The Internal Revenue Service (“IRS”) has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a regulated investment company (“RIC”) and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Derivatives
The Fund may invest in derivative securities as a non-principal investment strategy. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that the Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Swap Agreements
The Fund may enter into swap agreements, including equity swaps and equity-basket swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to their total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter (“OTC”) market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

When-Issued Securities
The Fund may invest in when-issued securities as a non-principal investment strategy. When-issued securities transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish in a segregated account, or earmark as segregated on the books of the Fund or the Fund’s custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis. These assets will be marked-to-market daily, and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of the Fund’s commitments.
Repurchase Agreements
The Fund may enter into repurchase agreements as a non-principal strategy. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.
For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the investment advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of U.S. Bank National Association (the “Custodian”), the Fund’s custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.
Restricted Securities
As a non-principal investment strategy, the Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities are sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the

Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described below in the “Illiquid Securities” section, provided that a determination is made that such securities are not illiquid securities. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.
Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Securities Lending
As a non-principal investment strategy, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. Any fee income received from a borrower in lieu of a dividend payment on a borrowed security will be taxed as ordinary income and will not constitute “qualified dividend” income for federal income tax purposes, which is generally taxed at the same rate as long-term capital gains for federal income tax purposes. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
Illiquid Securities
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events.

Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.
Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other ETFs, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objective.
For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s management fees and operational expenses.
The Fund may invest in any of the following securities and instruments:
Money Market Mutual Funds. The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.
You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Savings Association Obligations. The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.
Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “A” or higher by S&P or “A” or higher by Moody’s.
Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.
The Fund may not:
1.issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third (33 1/3%) of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objectives and strategies;

2.underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
5.make loans of money (except for the lending of its portfolio securities and purchases of debt securities consistent with the investment policies of the Fund);
6.with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer; with the exception that these restrictions do not apply to the Fund’s investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or
7.invest in the securities of any one industry if as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Non-Fundamental Investment Restriction
The following non-fundamental investment restrictions are applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.
1.The Fund will not invest more than 15% of the value of its net assets in illiquid securities(1).
2.The Fund will not make any changes in its investment policy of investing at least 80% of net assets (plus borrowings for investment purposes) in long and short positions in equity securities of domestic companies without providing shareholders with at least 60 days’ prior written notice of the change in its investment policy and changing the Fund’s name.
(1)The term “illiquid security” is defined as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Exchange Listing and Trading
Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (i) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the 1940 Act; (ii) the Fund no longer complies with the Exchange’s requirements for Shares; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of three individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.
Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	24	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019, Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company)(2001- 2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	24	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company)(2001- 2021).
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	24	President (2017-present), Chief Operating Officer (2016–2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A
Senior Vice President, US Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017).

N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019- present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*    Mr. Neuberger is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Distributor, Custodian, and the Fund’s administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board of Trustees is composed of two Independent Trustees – Dr. Michael D. Akers and Mr. Gary A. Drska – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – Mr. Joseph C. Neuberger. Accordingly, two-thirds of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund. The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairperson, Mr. Neuberger is deemed to be an “interested person” of the Trust, as defined by the 1940, Act due to his position and material business relationship with the Trust. Mr. Neuberger also serves as President of U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator. The Trust has not appointed a lead Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 until June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals, from 2001 until June 2021. Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.
Joseph C. Neuberger. Mr. Neuberger has served as an Interested Trustee of the Trust since 2001. Mr. Neuberger previously served as a trustee of USA Mutuals from 2001 to 2018 and as a trustee of Buffalo Funds, an open-end investment company, from 2003 to 2017. Mr. Neuberger has served as President of Fund Services, a multi-line service provider to mutual funds, since 2017. Mr. Neuberger previously served as Executive Vice President of Fund Services from 1994 to 2017 and as Chief Operating Officer of Fund Services from 2016 to 2020. Through his experience as an investment company trustee and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.
Trustee Ownership of Fund Shares
As of December 31, 2021, no Trustee or officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.
Furthermore, as of December 31, 2021, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which such entity, the Fund, any officer of the Trust, or any of their affiliates was a party.
Board Committees
Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers is designated as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust. During the past fiscal year, the Audit Committee met twice with respect to the Fund and the Predecessor Fund.
Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers and Mr. Gary A. Drska. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating

Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.
The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee met three times during the Predecessor Fund’s past fiscal year.
Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, for determining the fair value of illiquid investments and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima, Ms. Kelly Burns and Ms. Melissa Aguinaga, who each serve as officers of the Trust. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. During the past fiscal year, the Valuation Committee did not meet with respect to the Fund and the Predecessor Fund.
Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $58,000 per year, $4,500 for each regular board meeting attended and $1,000 for each special board meeting of the Trust attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. The chairman of the Audit Committee receives an annual retainer of $2,500. Interested Trustees do not receive any compensation for their service as Trustee. The table below sets forth the compensation estimated to be received by the Independent Trustees for the Fund’s fiscal year ended November 30, 2022.

Name of Person/Position	Aggregate Compensation From the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust(2) Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(3)(4)	$3,899	None	None	$99,000
Gary A. Drska, Independent Trustee(3)	$3,791	None	None	$96,500
Joseph C. Neuberger, Interested Trustee	None	None	None	None
(1)Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
(2)There are currently 23 other portfolios comprising the Trust.
(3)Audit Committee member.
(4)Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of December 31, 2021, no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and

Exchange Act of 1934) less than 1% of the Fund’s shares. As of December 31, 2021, the following shareholders were considered to be principal shareholders of the Predecessor Fund:

Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main Street San Francisco, CA 94104-1905	57.85%	Record	N/A	N/A
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	23.60%	Record	N/A	N/A
JP Morgan Securities LLC 1 Metrotech Ctr N. Fl 3 Brooklyn, NY 11201-3873	9.91%	Record	N/A	N/A

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Convergence Investment Partners, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser is majority-owned by Nile Capital Group, LLC, a Delaware limited liability company. Nile Capital Group, LLC is a private equity firm specializing in providing capital and operational services to asset managers. The Adviser provided services to the Predecessor Fund under a different advisory agreement (the “Predecessor Advisory Agreement”).
After an initial period of two years, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined under the 1940 Act). The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a unified management fee which is calculated daily and paid monthly, based on an annual rate equal to 0.95% of the Fund’s average daily net assets, as specified in the Prospectus. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser.
The tables below set forth, for the fiscal years ended November 30, 2021, 2020 and 2019, the advisory fees accrued by the Predecessor Fund under the Predecessor Advisory Agreement, the amount of the advisory fees and Predecessor Fund operating expenses waived or recouped by the Adviser, and the total advisory fees paid by the Predecessor Fund to the Adviser under the Advisory Agreement:

Fiscal Year Ended	Advisory Fee	Recoupment / (Waiver)	Advisory Fee after Recoupment / Waiver
November 30, 2021	$287,135	$(130,631)	$156,774
November 30, 2020	$385,227	$(71,496)	$313,731
November 30, 2019	$921,803	$0	$921,803
The management fee paid to the Adviser under the Predecessor Advisory Agreement was not a unified management fee.
Portfolio Managers
As stated in the Prospectus, Mr. David J. Abitz, CFA, and Mr. Justin Neuberg, CFA (the “Portfolio Managers”), are primarily responsible for the day-to-day management of the Fund’s investment portfolio.
The following provides information regarding other accounts managed by the Portfolio Managers as of November 30, 2021:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance

David J. Abitz
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	251	$183,086,435	0	$0

Justin Neuberg
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	251	$183,086,435	0	$0
Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Portfolio Manager Compensation
As of the date of this SAI, the Adviser compensates the Portfolio Managers for their management of the Fund. The Portfolio Managers are compensated with a fixed salary. Additionally, Mr. Abitz and Mr. Neuberg maintain an equity interest in the Adviser.
Ownership of Securities in the Fund by the Portfolio Managers
As of the date of this SAI, no Portfolio Manager beneficially owned shares of the Fund.
Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration servicing agreement (the “Administration Agreement”) between the Trust and Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, Fund Services acts as the Fund’s administrator. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.
Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from the Adviser a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as administrator, Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.
For the fiscal years indicated below, the Predecessor Fund paid the following fees to Fund Services pursuant to a separate administration agreement under which Fund Services was compensated by the Predecessor Fund rather than the Adviser:

Administration Fees Paid During Fiscal Years Ended November 30,
2021	2020	2019
$103,271	$99,850	$104,081

Custodian
The Custodian, an affiliate of Fund Services, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund, whereby the Custodian charges fees to the Adviser on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Fund and the Independent Trustees.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Fund. Cohen audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other auditing and tax services for the Fund when engaged to do so.
Distribution and Servicing of Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement continues in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act). The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Predecessor Fund’s shares.
Intermediary Compensation. The Adviser and its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.
Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if he or she receives similar payments from his or her Intermediary firm.
Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser, Sub-Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.
Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.
Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practicable, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.
Brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu”. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee,” the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.
Brokerage Commissions
The Fund is required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

The following table shows the amounts paid for research services by the Predecessor Fund, along with the principal value of the transactions, for the fiscal year ended November 30, 2021:

Commissions	Principal Value
$34,912	$328,044,045

For the fiscal years indicated below, the Predecessor Fund paid the following brokerage commissions to the Fund:

Brokerage Commissions Paid During Fiscal Years Ended November 30,
2021	2020	2019
$34,912	$77,389(1)	$140,707
(1) The decrease in brokerage commission from 2019 to 2020 is attributable to a decrease in the Fund’s assets.

Securities of “Regular Broker-Dealers”
The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Shares. As of the date of this SAI, the Fund does not hold any securities of “regular broker-dealers.”

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.
For the fiscal years indicated below, the portfolio turnover rate for the Predecessor Fund was as follows:

Portfolio Turnover During Fiscal Years Ended November 30,
2021	2020
303.76%	251.72%
Code of Ethics
The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser to invest in securities that may be purchased or held by the Fund. The Distributor relies on the principal underwriter’s exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Trust or the Adviser.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) on behalf of the Trust which has delegated to the Adviser, subject to the Board of Trustee’s continuing oversight the responsibility for voting proxies. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.
In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.
The Adviser’s Proxy Voting Guidelines
To limit conflicts of interest, it is the Adviser’s policy to vote shares primarily in conformity with recommendations made by Broadridge Proxy Policies and Insights, a third-party firm that provides data-driven guidelines (the “Guidelines”) utilizing voting trends. In circumstances where a proxy voting proposal is not going to be voted according to the Guidelines and the Adviser receives such notification, the Adviser will generally vote with management. On occasion, the Adviser may determine not to vote a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) despite reasonable efforts, the Adviser receives proxy materials without sufficient time to reach an informed voting decision and/or vote the proxies; (4) the terms of the security or any related agreement or applicable law preclude the Adviser from voting; or (5) the terms of an agreement reserve voting authority to the client or another party. A copy of the Adviser’s proxy voting procedures are available upon request.
The Fund’s actual voting records relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling toll-free, 877-677-9414 or by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures and reporting suspicious and/or fraudulent activity.

Portfolio Holdings Information
The Trust’s Board of Trustees has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and may be available through financial reporting and news services, including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the facilities of the National Securities Clearing Corporation (“NSCC”).

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.
The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.
Each equity security owned by the Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on which such security is traded, as of the close of business on the day the security is being valued or, lacking any reported sales, at the mean between the most recent bid and asked price. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.
Securities that are traded on more than one exchange are valued using the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”).
Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.
Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing method or other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity.
Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.
All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Purchase and Redemption of Shares in Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of the Deposit Securities and the Cash Component, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any or all of the Deposit Securities. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. Pursuant to Rule 6c-11 of the 1940 Act, the Fund may utilize baskets that are not representative of the Fund’s portfolio referred to as custom baskets.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes from time to time.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).
Procedures for Purchase of Creation Units
To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to the Fund, the order cut-off time for orders to purchase Creation Units is 3:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the

Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Notwithstanding the Fund’s ability to reject an order for creation units, the Fund will only do so in a manner consistent with the Commission’s position, as expressed in Rule 6c-11 under the 1940 Act, including the ability of the Fund to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Fund will not impair the arbitrage mechanism for investors.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $250, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum percentage of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee
A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $250, regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum percentage of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Fund to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units of the Fund must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will generally be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of the Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, foreign or local taxes.
Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to qualify for treatment as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the“Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, including the equity securities of a qualified publicly traded partnership, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.
Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay the Fund-level tax on certain net built in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.
The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations ( generally , dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends- received. deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.
Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.
The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted, under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or, on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well) . Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

Financial Statements
The audited financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Predecessor Fund’s 2020 Annual Report to Shareholders are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 15. Indemnification:

Reference is made to Article X of the Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit 1(b) hereto, which is set forth below:

Section 10.01 Limitation of Liability.

Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

Section 10.02 Indemnification.

(a)Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)No indemnification shall be provided hereunder to a Covered Person:

(i)who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Section 10.03 Shareholders.

In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 16. Exhibits:
(1)Declaration of Trust.
a.Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.
b.Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.
(2)Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.
(3)Not Applicable.
(4)Agreement and Plan of Reorganization filed herein as Exhibit A.
(5)Reference is made to Exhibits (1) and (2) herein.
(6)Investment Advisory Agreement — Filed Herewith.
(7)ETF Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
a.Novation Agreement to ETF Distribution Agreement — Filed Herewith.
b.Form of First Amendment to ETF Distribution Agreement — Filed Herewith.
(8)Bonus or Profit Sharing Contracts — Not Applicable.
(9)
a.Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
b.First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.
c.Form of Second Amendment to the Custody Agreement — Filed Herewith.

(10)
a.Rule 12b-1 Plan - Not Applicable.
b.Rule 18f-3 - Not Applicable.
(11)Opinion and Consent of Counsel — Filed Herewith.
(12)Opinion of Counsel regarding certain tax matters — To be Filed by Amendment.
(13)
a.Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.
b.First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.
c.Form of Second Amendment to the Fund Servicing Agreement — Filed Herewith.
(14)Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(15)Not Applicable.
(16)Power of Attorney - Filed Herewith.
a.Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 672 to its Registration Statement on Form N-1A with the SEC on December 19, 2018, and is incorporated by reference.
b.Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 684 to its Registration Statement on Form N-1A with the SEC on March 28, 2019, and is incorporated by reference.
c.Code of Ethics for Principal Underwriter - not applicable per Rule 17j-1(c)(3).

Item 17. Undertakings:

1.The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 through an amendment to this registration statement within a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant in the City of Milwaukee and State of Wisconsin, on the 25th day of January 2022.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on January 25, 2022.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel John P. Buckel * Attorney-in-Fact pursuant to Power of Attorney filed herewith.